Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is executed and entered into as of March 29, 2019 and effective as of the Effective Date, by and among BLONDER TONGUE LABORATORIES, INC., a Delaware corporation (“Parent”), R. L. DRAKE HOLDINGS, LLC, a Delaware limited liability company (“Drake”, and together with Parent, collectively the “Borrowers”), BLONDER TONGUE FAR EAST, LLC, a Delaware limited liability (“Far East”, and together with the Borrowers, collectively the “Credit Parties” and each a “Credit Party”), the Lenders party hereto, and STERLING NATIONAL BANK, a national banking association, as administrative and collateral agent (in such capacity, and including its successors and permitted assigns, the “Administrative Agent”) for the Lender Parties.

W I T N E S S E T H:

WHEREAS, the Credit Parties, the Lenders and Administrative Agent entered into that certain Loan and Security Agreement dated as of December 28, 2016 (the “Original Loan Agreement”, and as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), for the purposes and consideration therein expressed;

WHEREAS, the Parent and its consolidated Subsidiaries failed to satisfy the Fixed Charge Coverage Ratio financial covenant set forth in Section 9.14(a) of the Original Loan Agreement for the Fiscal Months ending December 31, 2018 and January 1, 2019, each of which failures constitutes an Event of Default under and as defined in Section 10.1(c)(i) of the Loan Agreement (collectively, the “Existing Events of Default”); and

WHEREAS, the Credit Parties have requested, and the Administrative Agent and Lenders have agreed, to waive the Existing Events of Default and amend certain provisions of the Original Loan Agreement, all in accordance with the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, in consideration of the loans which may hereafter be made by the Lenders to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Article I
DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Original Loan Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

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Article II
AMENDMENTS TO ORIGINAL LOAN AGREEMENT

Section 2.1. Unrestricted Cash on Hand. The following defined term is hereby added to Section 1.1 of the Original Loan Agreement in the proper alphabetical order:

“Unrestricted Cash on Hand” means, as of any date of determination, the aggregate amount of cash of Credit Parties that is properly classified as “unrestricted cash” for purposes of GAAP as of such date and excluding any and all cash that is subject to any Lien (other than Liens securing the Obligations) or is subject to any restrictions on the use thereof to pay Debt and other obligations of the Credit Parties.

Section 2.2. Minimum Liquidity. Clause (a) of Section 9.14 of the Original Loan Agreement is hereby amended and restated as follows:

(a) Credit Parties shall not permit the sum of (i) Unrestricted Cash on Hand plus (ii) Availability to be less than $2,000,000 at any time.

Section 2.3. Availability. Clause (c) of Section 9.14 of the Original Loan Agreement is hereby deleted in its entirety.

Article III
WAIVER; FEES, COSTS AND EXPENSES

Section 3.1. Waiver. The Credit Parties acknowledge that the Existing Events of Default have occurred and are continuing under the Original Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Article IV hereof, the Administrative Agent hereby waives and elects to forego exercising rights and remedies in respect of the Existing Events of Default. The Credit Parties hereby agree that, except as expressly set forth in this Article III, nothing in this Amendment, or the performance by the parties of their respective obligations hereunder, constitutes or shall be deemed to constitute a waiver of any of the rights or remedies of the Administrative Agent or the Lenders under the terms of the Loan Agreement, any other Loan Document or Applicable Law, all of which are hereby reserved. The Credit Parties acknowledge that the Administrative Agent and Lenders are not waiving any Default or Event of Default other than the Existing Events of Default. Nothing herein shall be implied or construed to modify the terms of the Loan Documents except as expressly provided herein or to obligate Administrative Agent or Lenders to grant any further waivers, consents or enter into any additional amendments or modifications of the Loan Agreement or any other Loan Document.

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Section 3.2. No Other Waiver or Course of Dealing. Credit Parties hereby acknowledge and agree that irrespective of (i) the amendments and waivers granted herein, (ii) any amendments, consents, waivers or forbearances previously granted by Administrative Agent or any Lender regarding the Loan Documents; (iii) any previous failures or delays of Administrative Agent or any Lender in exercising any right, power or privilege under the Loan Documents or Administrative Agent or any Lender making of any Loans or other extensions of credit during any period of the existence of a Default or an Event of Default; or (iv) any previous failures or delays of Administrative Agent or any Lender in the monitoring or in the requiring of compliance by Credit Parties with the duties, obligations and agreements of Credit Parties under the Loan Documents, hereafter each Credit Party will be expected to comply strictly with its duties, obligations and agreements under the Loan Documents. Further, the amendments, consents, waivers, forbearances, failures, delays, Loans and extensions of credit described in the foregoing clauses (i) through (iv) shall not constitute a waiver of any past, present or future violation, Default or Event of Default of any Credit Party or any other Person under the Loan Documents, except for the amendments, consents and waivers expressly provided for in this Amendment and shall not directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Documents or any other contract or instrument; or (b) amend or alter any provision of the Loan Documents or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of any Credit Party or any other Person or any right, privilege or remedy of Administrative Agent or any Lender under the Loan Documents or any other contract or instrument; or (d) constitute any consent by Administrative Agent or any Lender to any prior, existing or future violations of the Loan Documents.

Section 3.3. Fees, Costs and Expenses. In consideration of the agreements of Administrative Agent and Lenders set forth herein, including without limitation the waivers set forth above in this Article III, Borrowers hereby agree to pay to Administrative Agent, for the benefit of itself and the Lenders, an amendment and waiver fee of $15,000 on the date first set forth above, which fee shall be allocated among the Administrative Agent and the Lenders as the Administrative Agent and the Lenders shall determine. Additionally, Borrowers hereby reaffirm their agreement under the Loan Agreement to pay or reimburse Administrative Agent on demand for all costs and expenses incurred by Administrative Agent in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of Administrative Agent’s legal counsel. Without limiting the generality of the foregoing, Borrowers specifically agree to pay all fees and disbursements of counsel to Administrative Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Credit Parties hereby agree that Administrative Agent may, at any time or from time to time in its sole discretion and without further authorization by Credit Parties, make one or more Revolving Loans to Borrowers under the Loan Agreement, or apply the proceeds of any Revolving Loan, for the purpose of paying such amendment and waiver fee and any other such fees, disbursements, costs and expenses in connection with this Amendment.

Article IV
CONDITIONS OF EFFECTIVENESS

Section 4.1. Effective Date. This Amendment shall become effective as of the date of this Amendment once the following conditions precedent have been satisfied in full (the “Effective Date”):

(a) Administrative Agent shall have received, at Administrative Agent’s office, a duly executed counterpart of this Amendment, executed by the Credit Parties;

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(b) Borrowers shall have paid, in immediately available funds, to the Administrative Agent (for the account of the Lenders) an amendment fee in the amount of $15,000; and

(c) No Default or Event of Default shall have occurred and be continuing, except for the Existing Events of Default.

Article V
REPRESENTATIONS AND WARRANTIES

Section 5.1. Representations, Warranties and Additional Covenants of Credit Parties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, each Credit Party represents and warrants to Administrative Agent and the Lenders that:

(a) After giving effect to this Amendment, the representations and warranties of such Credit Party contained in the Original Loan Agreement are true and correct at and as of the time of the effectiveness hereof; provided, however, those representations and warranties containing a reference to a particular date shall continue to be qualified by reference to such date.

(b) Each Credit Party is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Loan Agreement and the other Loan Documents to which it is a party. Each Credit Party has duly taken all limited liability company or corporate (as applicable) action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Credit Party hereunder. The Borrowers are and will continue to be authorized to borrow under the Loan Agreement.

(c) The execution and delivery by each Credit Party of this Amendment, the performance by such Credit Party of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of Applicable Law, or of the certificate of formation or incorporation, bylaws, operating agreement or other charter documents of such Credit Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Credit Party, or result in the creation of any Lien upon any assets or properties of such Credit Party. Except for those which have been duly obtained and are in full force and effect, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Credit Party of this Amendment or to consummate the transactions contemplated hereby.

(d) When duly executed and delivered, this Amendment will be a legal and binding instrument and agreement of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally.

(e) After giving effect to this Amendment, no Default or Event of Default exists under the Loan Agreement or any of the other Loan Documents, and Credit Parties are in full compliance with all covenants and agreements contained therein

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Article VI
MISCELLANEOUS

Section 6.1. Ratification of Agreement. The Original Loan Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

Section 6.2. Ratification of Guaranty. Far East hereby: (i) confirms and agrees that, notwithstanding this Amendment and consummation of the transactions contemplated hereby, the Guaranty Agreement dated as of December 28, 2016 and executed by Far East (the “Far East Guaranty”) and all of Far East’s covenants, obligations, agreements, waivers and liabilities under the Far East Guaranty continue in full force and effect in accordance with their terms with respect to the obligations guaranteed, as the same may be modified by this Amendment; (ii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in the Far East Guaranty; (iii) reaffirms that Far East’s obligations under the Far East Guaranty are separate and distinct from the obligations of any other party under the Loan Agreement (as modified by this Amendment) and the other Loan Documents; and (iv) waives any defense which might arise due to the execution and delivery of this Amendment, and the performance of the terms hereof or of the Loan Agreement (as modified by this Amendment).

Section 6.3. Survival of Agreements. All representations, warranties, covenants and agreements of Credit Parties herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Loan Agreement to Administrative Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Credit Party under this Amendment and under the Loan Agreement.

Section 6.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

Section 6.5. Governing Law. This Amendment shall be construed in accordance with the substantive laws of the State of New York and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws without giving effect to the conflicts of laws principles thereof, but including Sections 5.1401 and 5.1402 of the General Obligations Law.

Section 6.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed and delivered by facsimile transmission, electronic mail, or other electronic means.

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Section 6.7. Release. Each Credit Party, on behalf of itself and, as applicable, such Credit Party’s predecessors, successors, successors-in-interest, partners, members, shareholders, managers, directors, officers, heirs, beneficiaries, agents and assigns (each, a “Releasing Person” and collectively, the “Releasing Persons”): (i) does hereby forever RELEASE, ACQUIT, REMISE and FOREVER DISCHARGE each Lender Party and their respective Affiliates, Equity Interest owners, present and former officers, directors, stockholders, members, managers, employees, attorneys, agents and other representatives, and the respective predecessors, successors, successors-in-interest, assigns, heirs, and representatives of each of the foregoing (each, a “Releasee” and collectively, the “Releasees”) from any and all actions, causes of action, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, rights, claims, demands, liabilities, losses, rights to reimbursement, subrogation, indemnification or other payment, costs or expenses, and reasonable attorneys’ fees, whether in law or in equity, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, and whether representing a past, present or future obligation of the Releasees, or any of them, that any of the Releasing Persons ever had from the beginning of time, may have or hereafter can, may or shall have against the Releasees, or any of them, which have arisen or accrued prior to or as of the date of this Amendment, in each case to the extent in any way relating to or arising out of or in connection with: (a) any of the Obligations or the Loan Documents; (b) any of the transactions consummated under any of the Loan Documents; (c) the making of any Loan or the use of the proceeds thereof; (d) the Collateral; (e) the exercise by any Lender Party of any right or remedy under or with respect to the Loan Documents, the Obligations, or the Collateral; (f) the conduct of the relationship between or among any one or more of the Lender Parties and Credit Parties (or any one or more of them); (g) fraud, dominion, control, alter ego, instrumentality, misrepresentation, NEGLIGENT MISREPRESENTATION, duress, coercion, undue influence, interference, NEGLIGENCE OR GROSS NEGLIGENCE, business interruption or lost profits, slander, libel or damage to reputation; (h) estoppel, promissory estoppel or waiver; (i) usury or penalty or damages therefor, from any advances or loans, or from the contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate; (j) intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with governance or prospective business advantage, or mistake; (k) any act, failure to act, event, omission, transfer, payment or transaction occurring on or prior to the date of this Amendment; (l) any fee, penalty or payment charged or paid under or in connection with the Loan Documents or this Amendment; or (m) the negotiation of this Amendment and any Loan Documents (each a “Claim” and collectively, “Claims”) and (ii) does hereby agree and covenant not to assert or prosecute any Claims against any or all of the Releasees.THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is duly executed and delivered as of the date first above written.

BLONDER TONGUE LABORATORIES, INC., as a Borrower and a Credit Party

By:
Name:
Title:

R. L. DRAKE HOLDINGS, LLC, as a Borrower and a Credit Party

By:
Name:
Title:

BLONDER TONGUE FAR EAST, LLC, as a Guarantor and a Credit Party

By:
Name:
Title:

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STERLING NATIONAL BANK, as Administrative Agent, Swing Lender and Lender

By:
Name:
Title:

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